PLEDGE AGREEMENT
                                ----------------
                           (LLC Membership Interests)

     This Pledge Agreement ("Pledge Agreement") is made effective as of October 15, 2004 ("Effective Date"), by and between PETROSEARCH CORPORATION, a Texas corporation ("Pledgor"), and FORTUNA ENERGY, L.P. ("Secured Party").

                                    RECITALS:

     A. Pledgor is in the business of acquiring, developing and operating oil and gas properties in several states, including, Texas, Oklahoma, North Dakota, Montana and Mississippi. Pledgor has obtained commitments from industry joint venturers to develop several drilling prospects, thereby requiring an accelerated leasing program in the target areas. Additional acquisition and exploration opportunities have contemporaneously been presented by third parties to Pledgor which Pledgor desires to pursue in addition to the near term drilling projects.

     B. Pledgor and its wholly owned subsidiaries, Anadarko Petrosearch, L.L.C., a Texas limited liability company ("Anadarko Petrosearch") and TK Petrosearch, L.L.C., a Texas limited liability company, ("TK Petrosearch") and Guidance Petrosearch, L.L.C., together with Secured Party, have entered into a certain Revolving Credit Agreement of even date to facilitate the utilization of the financial resources of Secured Party as a funding source to fund new lease acquisitions and drilling projects.

     C. Secured Party has requested that the membership interests (ownership interests) in Anadarko Petrosearch, L.L.C. and TK Petrosearch, L.L.C. in the name of or held for the benefit of Pledgor be pledged by Pledgor to Secured Party as security for repayment of the funds advanced and as security for all other obligations described in the Revolving Credit Agreement, the Revolving Credit Note of even date in the original principal sum of $18,000,000.00 (the "Note"), and associated loan documents.

                               TERMS OF AGREEMENT:

     NOW, THEREFORE, FOR VALUE RECEIVED, the sufficiency of which is acknowledged by the parties, the parties hereto agree as follows:

                                    ARTICLE I

                          SECURITY INTEREST AND PLEDGE
                          ----------------------------

     Section  1.01.     SECURITY  INTEREST  AND PLEDGE.  Subject to the terms of
                        ------------------------------
this Pledge Agreement, Pledgor hereby pledges and grants to Secured Party a first priority security interest in the following property (such property being hereinafter sometimes called the "Collateral"):

     (a) 100% of the membership interests (ownership interests) in Anadarko Petrosearch (the "Anadarko LLC Interests");

     (b) 100% of the membership interests (ownership interests) in TK Petrosearch, save and except the after-payout back-in interest of ___% of the subsidiary president, T. Kelly Erwin (the "TK LLC Interests");

     (c) 100% of the membership interests in Pledgor's other subsidiaries, now existing or hereafter created, which utilize Lender funds advanced under the Note and pursuant to the Revolving Credit Agreement; and

     (d) all products and proceeds of the foregoing Anadarko and TK LLC Interests, including, without limitation, all revenues, distributions, dividends, stock dividends, securities and other property, rights, and interests that Pledgor is at any time entitled to receive on account of the same.

     Section  1.02.     OBLIGATIONS  SECURED.  The  Collateral  shall secure the
                        --------------------
following obligations, indebtednesses, and liabilities (all such obligations, indebtednesses, and liabilities being hereinafter sometimes called the "Obligations"):

     (a) the obligations and indebtedness of Pledgor to Secured Party evidenced by the Revolving Credit Agreement and Note; and

     (c) all extensions, renewals, and modifications of any of the foregoing.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     Pledgor represents and warrants to Secured Party that:

     Section  2.01.     TITLE.  Pledgor  owns,  and  with  respect to Collateral
                        ------
acquired after the date hereof, Pledgor will own, legally and beneficially, the Collateral free and clear of any lien, security interest, pledge, claim, or other encumbrance or any right or option on the part of any third person to purchase or otherwise acquire the Collateral or any part thereof, except for the security interest granted hereunder and otherwise referenced in Section 1.01 above. The Collateral is not subject to any restriction on transfer or assignment except for compliance with applicable federal and state securities laws and regulations promulgated thereunder. Pledgor has the unrestricted right to pledge the Collateral as contemplated hereby. All of the Collateral has been duly and validly issued and is fully paid and nonassessable.

     Section  2.02.     CONFLICTS  WITH  OTHER  AGREEMENTS.  The  execution,
                        ----------------------------------
delivery, and performance of this Pledge Agreement by Pledgor will not conflict with, result in a breach of, or constitute a default under the provisions of any indenture, mortgage, deed of trust, security agreement, or other instrument or agreement or any judgment, decree, order, law, statute or other governmental rule or regulation applicable to Pledgor or any of his properties.

     Section  2.03.     LITIGATION.  There  is  no  litigation  or  governmental
                        ----------
proceeding pending or threatened against Pledgor or any of his properties which if adversely determined would have a material adverse effect on the Collateral or the financial condition, operations, or business of Pledgor.

     Section  2.04.     FIRST  PRIORITY  PERFECTED  SECURITY  INTEREST.  Upon
                        ----------------------------------------------
delivery of the Collateral to Secured Party or to its escrow agent, this Pledge Agreement shall create a first priority perfected security interest in the Collateral.

                                   ARTICLE III

                       AFFIRMATIVE AND NEGATIVE COVENANTS
                       ----------------------------------

     Pledgor covenants and agrees with Secured Party that until the Obligations are satisfied and performed in full:

     Section 3.01.     DELIVERY OF COLLATERAL.  Pledgor shall, concurrently with
                       -----------------------
the execution hereof deliver all certificates or instruments representing or evidencing the Collateral to Secured Party. Such certificates or instruments shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party. Upon the occurrence and during the continuance of an Event of Default (as defined in Section 5.01 hereof), the
                                                       ------------
Secured Party shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or to register in the name of the Secured Party or any of its nominees any or all of the Collateral. In addition, the Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing collateral for certificates or instruments of smaller or larger denominations.

     Section  3.02.     ENCUMBRANCES.  Pledgor  shall  not  create,  permit,  or
                        ------------
suffer to exist, and shall defend the Collateral against, any lien, security interest, or other encumbrance on the Collateral except the pledge and security interest of Secured Party hereunder and the pledge and security interests referenced in Section 1.01 above, and shall defend Pledgor's rights in the Collateral and Secured Party's security interest in the Collateral against the claims of all persons.

     Section  3.03.     SALE  OF COLLATERAL.  Pledgor shall not sell, assign, or
                        -------------------
otherwise dispose of the Collateral or any part thereof without the prior written consent of Secured Party. Provided, however, Pledgor shall have the right to exchange the LLC Interests, or part thereof, for stock in a publicly traded company and to thereafter substitute the publicly traded stock for the Collateral so exchanged. Pledgor is further authorized to proceed with its current proposed business combination with a newly formed entity so long as the reorganization results in a substantial infusion of working capital toward development of Pledgor's oil and gas properties.


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
     Section  3.04.     FURTHER  ASSURANCES.  At any time and from time to time,
                        -------------------
upon the request of Secured Party, and at the sole expense of Pledgor, Pledgor shall promptly execute and deliver all such further instruments and documents and take such further action as Secured Party may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Pledge Agreement, including, without limitation, the execution and filing of such financing statements as Secured Party may require. A carbon, photographic, or other reproduction of this Pledge Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement.

     Section  3.05.     OBLIGATIONS.  Pledgor  shall duly and punctually pay and
                        -----------
perform the Obligations, including without limitation, the obligations of Pledgor under this Pledge Agreement.

     Section  3.06.     NOTIFICATION.  Pledgor  shall  promptly  notify  Secured
                        ------------
Party of (i) any lien, security interest, encumbrance or claim made or threatened against the Collateral, (ii) any material change in the Collateral, including, without limitation, any material decrease in the value of the Collateral, and (iii) the occurrence or existence of any Event of Default (hereinafter defined) or the occurrence or existence of any condition or event that, with the giving of notice or lapse of time or both, would be an Event of Default.

     Section  3.07.     COMPLIANCE  WITH  LAWS.  Pledgor  shall  comply with all
                        ----------------------
applicable laws, rules, regulations, and orders of any court or governmental authority.

                                   ARTICLE IV

                       RIGHTS OF SECURED PARTY AND PLEDGOR
                       -----------------------------------

     Section  4.01.     VOTING  RIGHTS.  So  long  as  no  Event  of Default (as
                        --------------
hereinafter defined) shall have occurred and be continuing and this Pledge Agreement is in force and effect, Pledgor shall be entitled to exercise any voting and other consensual rights relating or pertaining to the Collateral or any part thereof. Upon the occurrence and during the continuance of an Event of Default, at the sole option of the Secured Party, all voting rights shall thereupon become vested in the Secured Party or its assignee, who shall thereupon have the sole right to exercise or to assign the right to exercise such voting and other consensual rights.

     Section  4.02.     PERFORMANCE  BY  SECURED PARTY OF PLEDGOR'S OBLIGATIONS.
                        -------------------------------------------------------
If Pledgor fails to perform or comply with any of the agreements contained herein and Secured Party itself shall cause performance of or compliance with such agreement, the expenses of Secured Party, together with interest thereon at the rate of 12% per annum, shall be payable by Pledgor to Secured Party on demand and shall constitute Obligations secured by this Pledge Agreement.

                                    ARTICLE V

                                     DEFAULT
                                     -------

     Section 5.01.     EVENTS OF DEFAULT.  Each of the following shall be deemed
                       -----------------
an  "Event  of  Default":

     (a) Pledgor shall fail to pay when due, within any applicable notice, cure or grace period, the Obligations or any part thereof.

     (b) Any representation or warranty made or deemed made by Pledgor in this Pledge Agreement or in any certificate, report, notice, or statement furnished at any time in connection with this Pledge Agreement or the Loan Documents is false, misleading, or erroneous in any material respect on the date when made or deemed to have been made.

     (c) Pledgor shall fail to perform, observe, or comply with any covenant, agreement or term contained in this Pledge Agreement and such failure continues, without cure, for twenty (20) days after written notice to Pledgor.

     (d) Pledgor or any issuer of the Collateral (or any of same) shall commence a voluntary proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or a substantial part of its property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it or shall make a general assignment for the benefit of creditors or shall generally fail to pay its debts as they become due or shall take any corporate action to authorize any of the foregoing.

     (e) An involuntary proceeding shall be commenced against Pledgor or any issuer of the Collateral seeking liquidation, reorganization, or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or a substantial part of its property, and such involuntary proceeding shall remain undismissed and unstayed for a period of thirty (30) days.

     Section 5.02.     RIGHTS AND REMEDIES.  Upon the occurrences of an Event of
                       -------------------
Default, and subject to the notice and opportunity to cure required by the Note, Secured Party shall have the following rights and remedies:

          (i) Secured Party may declare the Obligations or any part thereof immediately due and payable, without demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or any other notice whatsoever, all of which are hereby expressly waived by Pledgor; provided, however, that upon the occurrence of an Event of Default under Section 5.01(d) or Section 5.01(e) of this Pledge Agreement, the Obligations shall become immediately due and payable without demand, presentment, notice of dishonor, notice of acceleration, notice of intent to


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
     accelerate, notice of intent to demand, protest, or any other notice whatsoever, all of which are hereby expressly waived by Pledgor.

          (ii) In addition to all other rights and remedies granted to Secured Party in this Pledge Agreement and in any other instrument or agreement securing, evidencing, or relating to the Obligations, Secured Party shall have all of the rights and remedies of a secured party under the Uniform Commercial Code in force in the State of Texas as of the date of this Agreement. Without limiting the generality of the foregoing, Secured Party may (A) without demand or notice to Pledgor, collect, receive, or take possession of the Collateral or any part thereof, (B) sell or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at Secured Party's offices or elsewhere, for cash or on credit, and/or (C) bid and become a purchaser at any sale free of any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived and released by Pledgor. Upon the request of Secured Party, Pledgor shall assemble the Collateral and make it available to Secured Party at any place designated by Secured Party that is reasonably convenient to Pledgor and Secured Party. Pledgor agrees that Secured Party shall not be obligated to give more than five (5) days written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Pledgor shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all attorneys' fees and other expenses incurred by Secured Party in connection with the collection of the Obligations and the enforcement of Secured Party's rights under this Pledge Agreement, all of which expenses and fees shall constitute additional Obligations secured by this Pledge Agreement. Secured Party may apply proceeds of the Collateral against the Obligations in such order and manner as Secured Party may elect. Pledgor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay the Obligations.

          (iii) Secured Party may cause any or all of the Collateral held by it to be transferred into the name of Secured Party or the name or names of Secured Party's nominee or nominees.

          (iv) Secured Party shall be entitled to receive all cash dividends payable in respect of the Collateral.

          (v) Secured Party shall have the right, but shall not be obligated to, exercise or cause to be exercised all voting rights and corporate powers in respect of the Collateral, and Pledgor shall deliver to Secured
     Party, if requested by Secured Party, irrevocable proxies with respect to the Collateral in form satisfactory to Secured Party.

          (vi) Pledgor hereby acknowledges and confirms that Secured Party may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obligated to agree, among other things, to acquire any shares of the Collateral for their own respective accounts for investment and not with a view to distribution or resale thereof. Pledgor further acknowledges and confirms that any such private sale may result in prices or other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner, and Secured Party shall be under no obligation to take any steps in order to permit the Collateral to be sold at a public sale. Secured Party shall be under no obligation to delay a sale of any of the Collateral for any period of time necessary to permit any issuer thereof to register such Collateral for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws. The Pledgor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at such private sale was less than the price which might have been obtained at a public sale or was less than the Obligations even if the Secured Party accepts the first offer received and does not offer the Collateral to more than one offeree (other than the Secured Party or an affiliate of the Secured Party).

          (vii) On any sale of the Collateral, Secured Party is hereby authorized to comply with any limitation or restriction compliance with which is necessary, in the view of Secured Party's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable governmental authority.

          (viii) Neither Pledgor nor any Manager of TK Petrosearch or Anadarko Petrosearch shall vote in favor of or assent to the filing for bankruptcy protection or any other proceeding without the prior written consent of Secured Party.

     Section  5.03.     SECURITY  INTEREST  ABSOLUTE.  All rights of the Secured
                        -----------------------------
Party hereunder, the interest, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of any loan document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from this Agreement or any other agreement or instrument; or

          (c) any sale, exchange, release or nonperfection of any other collateral, or any release of any guarantor or any person liable in any manner for the collection of any of the Obligations or any amendment or waiver of or consent to or departure from any guaranty, for all or any of the Obligations.

     Section  5.04.     WAIVER  AND  CONSENT.
                        ---------------------

          (a) Pledgor consents and agrees that the Secured Party may in its absolute and sole discretion, at any time and from time to time, without notice or demand, and without affecting the enforceability or security hereof: (i) create new Obligations or supplement, modify, amend, extend, increase, decrease, renew, accelerate or otherwise change the Obligations or any of their terms; (ii) supplement, modify, amend, or waive any provision of, or enter into or give any agreement, approval or consent with respect to any of the Loan Documents; (iii) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Obligations or any part thereof; (iv) accept payments on the Obligations; (v) receive and hold additional security or guaranties for the Obligations or any part thereof; (vi) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer or enforce any security or guarantees and apply any security and direct the order or manner of sale thereof; (vii) release any person from any personal liability with respect to the Obligations or any part thereof; and (viii) settle, release on terms satisfactory to the Secured Party or by operation of applicable laws or otherwise liquidate or enforce any Obligations and any security or guaranty in any manner, and consent to the transfer of any security.

          (b) Upon the occurrence and during the continuance of an Event of Default, and subject to the notice and opportunity to cure required by the Note, the Secured Party may enforce this Agreement independently from any other loan document and independently of any other remedy, security or guaranty the Secured Party at any time may have or hold in connection with the Obligations, and it shall not be necessary for the Secured Party to marshal assets in favor of the Pledgor or any other person or to proceed upon or against and/or exhaust my other security or remedy before proceeding to enforce this Agreement. The Pledgor expressly agrees that the Secured Party may proceed against any or all of the Collateral or guaranties for the Obligations in such order and in such manner as it shall determine in its sole and absolute discretion. The Secured Party may file a separate action or actions against the Pledgor, whether action is brought or prosecuted with respect to any other security or against any other person, or whether any other person is joined in any such action or actions. The Pledgor agrees that the Secured Party and other guarantor, if any, of the Obligations ("Other Guarantor") may deal with each other in connection with the Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between or among any of them, in any manner whatsoever, all without in any way altering or affecting the security of this Agreement. The Pledgor expressly waives the benefit of any statute(s) of limitations affecting its liability hereunder or the enforcement of the Obligations or the Security Interest created or granted herein. The Secured Party's rights hereunder shall be reinstated and revived, and the enforceability of this Agreement shall continue, with respect to any amount at any time paid on account of the Obligations that thereafter shall be required to be restored or returned by the Secured Party upon the bankruptcy, insolvency or reorganization of any Pledgor or otherwise, all as though such amount had not been paid. The Security Interest created or granted herein and the enforceability of this Agreement at all times shall remain effective to secure the full amount


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
     of all the Obligations even though the Obligations , or any part thereof or any other security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against any Other Guarantor and whether or not the Pledgor or Other Guarantor shall have any personal liability with respect thereto.

          (c) The Pledgor expressly waives any and all defenses now or hereafter arising or asserted by reason of (i) any disability or other defense of any Other Guarantor with respect to the Obligations (ii) the failure of priority of any security for the Obligations (iii) the cessation from any cause whatsoever of the liability of any Other Guarantor (other than by reason of the full payment and performance of all Obligations, (iv) any failure of the Secured Party to give notice of sale or other disposition of any property securing the Obligations to the Pledgor or any other person or any defect in any notice that may be given in connection with any sale or disposition of any property securing the Obligations, (v) any failure of the Secured Party to comply with applicable laws in connection with the sale or other disposition of any property securing the Obligations, including, without limitation, any failure of the Secured Party to conduct a commercially reasonable sale or other disposition of any property securing the Obligations , (vi) any act or omission of the Secured Party or others that directly or indirectly results in or aids the discharge or release of any Other Guarantor or the Obligations or any other security or guaranty therefor by operation of law or otherwise, (vii) any law that provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or that reduces a surety's or guarantor's obligation in proportion to the principal's obligation, (viii) any failure of the Secured Party to file or enforce a claim in any bankruptcy or other proceeding with respect to any person, (xi) the election by the Secured Party, in any bankruptcy proceeding of any person, of the application or nonapplication of Section 1111(b)(2) of the United States Bankruptcy Code, (x) any extension of credit or the grant of any lien under Section 364 of the United States Bankruptcy Code, (xi) any use of cash collateral under
     Section 363 of the United States Bankruptcy Code, (xii) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any person, (xiii) the avoidance of any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding of any person, including any discharge of, or bar or stay against collecting, all or any of the Obligations in or as a result of any such proceeding, or (xiv) any action taken by the Secured Party that is authorized by this Section or any other
                                                            -------
     provision  of  any  Loan  document.

                                   ARTICLE VI

                                  MISCELLANEOUS
                                  -------------

     Section  6.01.     EXPENSES;  INDEMNIFICATION.  Pledgor  agrees  to  pay on
                        --------------------------
demand all costs and expenses incurred by Secured Party in connection with the preparation, negotiation, and execution of the Pledge Agreement and any and all amendments, modifications, and supplements hereto. Pledgor agrees to pay and to hold Secured Party harmless from and against all excise, sales, stamp, or other taxes and all fees payable in connection with this Pledge Agreement or the transactions contemplated hereby, and agree to hold Secured Party harmless from and against any and all present or future claims or liabilities with respect to or resulting from Pledgor performing or delaying in performing their obligations under this Pledge Agreement.

     Section  6.02.     NO  WAIVER; CUMULATIVE REMEDIES.  No failure on the part
                        -------------------------------
of Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Pledge Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Pledge Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Pledge Agreement are cumulative and not exclusive of any rights and remedies provided by law.

     Section  6.03.     SUCCESSORS  AND ASSIGNS.  This Pledge Agreement shall be
                        -----------------------
binding upon and inure to the benefit of Pledgor and Secured Party and their respective heirs, successors, and assigns, except that Pledgor may not assign any of its rights or obligations under this Pledge Agreement without the prior written consent of Secured Party, which consent shall not be unreasonably withheld.

     Section  6.04.     AMENDMENT;  ENTIRE  AGREEMENT.  This  Pledge  Agreement
                        -----------------------------
embodies the entire agreement among the parties hereto and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof. The provisions of this Pledge Agreement may be amended or waived only by an instrument in writing signed by the parties hereto.

     Section  6.05.     NOTICES.  Any  notice,  consent,  or other communication
                        -------
required or permitted to be given under this Pledge Agreement to Secured Party or Pledgor must be in writing and delivered in person or mailed by registered or certified mail, return receipt requested, postage prepaid, as follows:

     To  Secured  Party:     Fortuna  Energy,  L.P.
                             1300  Bristol  Street
                             Newport  Beach,  CA  92660
                             FAX:  (949)  476-3098

     To  Pledgor:            Petrosearch  Corporation
                             4801  Woodway  Drive,  Suite  300E
                             Houston,  Texas  77056
                             FAX:  (713)  961-9338

Any such notice, consent, or other communication shall be deemed given when delivered in person or, if mailed, when duly deposited in the mails.

     SECTION  6.06.     APPLICABLE LAW.  THIS PLEDGE AGREEMENT SHALL BE GOVERNED
                        --------------
BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     Section  6.07.     HEADINGS.  The headings, captions, and arrangements used
                        --------
in this Pledge Agreement are for convenience only and shall not affect the interpretation of this Pledge Agreement.

     Section  6.08.     SURVIVAL  OF  REPRESENTATIONS  AND  WARRANTIES.  All
                        ----------------------------------------------
representations and warranties made in this Pledge Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Pledge Agreement, and no investigation by Secured Party shall affect the representations and warranties or the right of Secured Party to rely upon them.

     Section  6.09.     COUNTERPARTS.  This  Pledge Agreement may be executed in
                        ------------
any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instruments.

     Section  6.10.     SEVERABILITY.  Any  provision  of  this Pledge Agreement
                        ------------
which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Pledge Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Executed as of the Effective Date above written.


                                             "Pledgor"

                                        PETROSEARCH  CORPORATION


                                        By:  /s/
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                             "Secured  Party"

                                        FORTUNA  ENERGY,  L.P.

                                        By:  /s/
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                          ACCEPTANCE AND ACKNOWLEDGMENT
                          -----------------------------


     Anadarko Petrosearch and TK Petrosearch hereby accept and acknowledge Secured Party as the assignee, pursuant to this Pledge Agreement, of the respective membership interests in Anadarko Petrosearch and TK Petrosearch owned by Pledgor and each of Anadarko Petrosearch and TK Petrosearch agrees that the interests of Secured Party shall be promptly and duly registered in the respective books and records of Anadarko Petrosearch and TK Petrosearch.


                                             ANADARKO  PETROSEARCH,  L.L.C.


                                             By:  /s/ Bradley  J.  Simmons
                                                --------------------------------
                                                  Bradley  J.  Simmons,  Manager



                                             TK  PETROSEARCH,  L.L.C.


                                             By:  /s/ Bradley  J.  Simmons
                                                --------------------------------
                                                  Bradley  J.  Simmons,  Manager